UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  March 20, 2007


                           LEVCOR INTERNATIONAL, INC.
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               (Exact name of Registrant as Specified in Charter)


          Delaware                   0-50186                   06-0842701
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(State or Other Jurisdiction       (Commission              (I.R.S. Employer
      of Incorporation)            File Number)            Identification No.)


1065 Avenue of the Americas, 28th Floor, New York, NY            10018
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    (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (212) 354-8500


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.02.  Entry into a Material Definitive Agreement

(1) On March 20, 2007, Levcor International, Inc. (the "Company") entered into an Amendment (the "Amendment") dated December 31, 2006 to the (i) Financing Agreement dated January 24, 2002 between the Company as a successor by merger to Carlyle Industries, Inc. ("Carlyle"), and the CIT Group/Commercial Services, Inc. ("CIT") as supplemented and amended (the "Financing Agreement"), (ii) the Factoring Agreement between CIT and the Company dated September 17, 1998, as supplemented and amended (the "Factoring Agreement" and collectively with the Financing Agreement, the " Original Loan Documents" ) and (iii) the Company's Term Promissory Note in the original principal amount of $2,000,000, dated January 24, 2002, as amended and supplemented (the "Note"). Please see "Item
2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant" which is incorporated by reference in this Item 1.01 for a further description of the Amendment.

(2) On March 20, 2007 Robert A. Levinson, the Company's Chairman, President and Chief Executive Officer executed a financial commitment letter ("Letter Agreement") dated March 13, 2007 to the Company. Please see "Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant" which is incorporated by reference in this Item
1.01 for a further description of the Letter Agreement


Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

(1) The anniversary date of the Factoring Agreement (as defined in that agreement) upon which the loan is scheduled to mature has been extended to January 1, 2009; the Financing Agreement's initial term (as defined in that agreement) has been extended until January 1, 2009, and from year to year thereafter, unless sooner terminated; and the principal balance of the Note, which was payable in eighty three equal consecutive monthly installments of $12,000 each, commencing on February 1, 2002 and on the first business day of each month thereafter, and an eighty fourth and final monthly installment payment of $1,004,000.00 on January 1, 2009.

The Original Loan Documents are included as exhibits to the Company's 10-QSB filed on November 16, 1998 and as exhibit 99.1 to Carlyle's Current Report on Form 8-K/A filed on March 14, 2002 filed with the Securities and Exchange Commission (the "SEC") under the Securities and Exchange Act of 1934, as amended (the "Exchange Act").

(2) Pursuant to the Letter Agreement, Robert A. Levinson confirmed his personal commitment to support the cash needs of the Company through January 2, 2009 up to a maximum of $3,000,000 and not to demand any repayment of principal or interest currently owed until January 1, 2009. The total amount of principal and interest currently owed to Mr. Levinson is $750,000 and $593,658.53, respectively.


ITEM 9.01.  Financial Statements and Exhibits

Exhibits:   None

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       LEVCOR INTERNATIONAL, INC.


                                       By: /s/ ROBERT A. LEVINSON
                                           -------------------------------------
                                           Name:  Robert A. Levinson
                                           Title: Chairman, President and Chief
                                                  Executive Officer

March 23, 2007